EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
		Reporting Period	May. 31, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X
Schedule of Cash Receipts and Disbursements	MOR-2	X
Copies of Debtor’s Bank Reconciliations		X
Copies of Debtor’s Bank Statements		X
Copies of Cash Disbursements Journals		X
Statement of Operations	MOR-3	X
Balance Sheet	MOR-4	X
Schedule of Post-Petition Liabilities	MOR-5	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Detailed listing of aged accounts payables		X
Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Frederick H. Van Alystyne	6/30/2005
Signature of Authorized Individual*	Date
FREDERICK H.VAN ALYSTYNE	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below*.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. (See below)	X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. (See listing below.)	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11 . Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

*	Sale of the SEG division and Vanguard

Payments to Professionals and expenses:

5/26/05 - Jeff Lucas - $15,000

5/16/05 - Marotta Gund Budd & Dzera, LLC - $159,567.98

Pre-Petition payments:

Earned time -14,451.36 Paid 5/5, 5/12, 5/19, 5/26/05

MOR-1

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
(IN THOUSANDS)	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	1,011				1,011

RECEIPTS
CASH SALES	—				—
ACCOUNTS RECEIVABLE	1,495				1,495
LOANS AND ADVANCES	750				750
SALE OF ASSETS*	—				—
OTHER (ATTACH LIST)					—
TRANSFERS (FROM DIP ACCTS)	—				—

TOTAL RECEIPTS	2,245				2,245

DISBURSEMENTS
NET PAYROLL	537				537
PAYROLL TAXES	170				170
SALES, USE & OTHER TAXES					—
INVENTORY PURCHASES	483				483
SECURED/RENTAL/LEASES	101				101
INSURANCE	195				195
ADMINISTRATIVE	116				116
SELLING					—
OTHER (ATTACH LIST) - see below	237				237

OWNER DRAW *	—				—
TRANSFERS (TO DIP ACCTS)	—				—

PROFESSIONAL FEES	196				196
U.S. TRUSTEE QUARTERLY FEES	—				—
COURT COSTS	—				—

TOTAL DISBURSEMENTS	2,033				2,033

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	212				212

CASH - END OF MONTH	1,223				1,223

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	—

Other Receipts
None
Other Disbursements
Bank Fees	1
Freight	13
Legal	1
R&D	17
401 K	60
Payment to SEG	146

Total	237

MOR-2

9/04

Robotic Vision Systems. Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	1,432	13,602
Less: Returns and Allowances	—	—
Net Revenue	1,432	13,602
COST OF GOODS SOLD
Beginning Inventory	2,564	13,322
Add: Purchases	503	4,308
Add: Cost of Labor	36	434
Add: Other Costs (attach schedule)	221	1,569
Less: Ending Inventory	2,499	11,649
Cost of Goods Sold	825	7,984
Gross Profit	607	5,618
OPERATING EXPENSES
Sales and Marketing Support	51	306
Auto and Truck Expense	0	3
Bad Debts		46
Contributions	—	—
Employee Benefits Programs	132	738
Insider Compensation*	—	—
Insurance	46	352
Management Fees/Bonuses	—	—
Office Expense	0	18
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	4	25
Rent and Lease Expense	55	756
Salaries/Commissions/Fees	464	5,269
Supplies	22	63
Taxes - Payroll	8	64
Taxes - Real Estate	—	—
Taxes - Other	—	185
Travel and Entertainment	30	347
Utilities	25	225
Other (attach schedule)	(43)	1,049
Total Operating Expenses Before Depreciation	794	9,446
Depreciation/Depletion/Amortization	24	591
Net Profit(Loss) Before Other Income & Expenses	(211)	(4,419)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		(85)
Interest Expense	544	3,557
Other Expense (attach schedule)	267	267
Net Profit (Loss) Before Reorganization Items	(1,022)	(8,328)
REORGANIZATION ITEMS
Professional Fees	327	3,614
U.S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
(Gain) Loss from Sale of Equipment	—	12,774
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	327	16,388
Income Taxes	—	—
Net Profit(Loss)	(1,349)	(24,716)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Loss from sale of Equipment for $12,774 is due to the sale of SEG

MOR-3

9/04

Robotic Vision Systems. Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Overhead portion of cost of sales	221	1,568

Other Operational Expenses
cap software adds-reduction to R&D expense	(46)	58
various	(24)	(23)
Audit accrual		379
Bank Charges	7	361
Director Fees		6
Stock Admin Fees		6
Legal Expenses	16	86
Public Reporting	4	28
Relocation		2
Freight	0	28
Consulting accrual		119
Total	(43)	1,050

Other Income
Royalty Payment		(85)

Other Expenses
Corporate Cross Charge	267	267

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3

9/04

Robotic Vision Systems. Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31,2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,212	166
Restricted Cash and Cash Equivalents	—	—
Accounts Receivable (Net)	2,508	10,056
Notes Receivable	—	—
Inventories	2,499	10,758
Prepaid Expenses	433	1,115
Professional Retainers	—	—
Other Current Assets (attach schedule)		—

TOTAL CURRENT ASSETS	6,652	22,095

PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	984	5,853
Furniture, Fixtures and Office Equipment	1,874	6,236
Leasehold Improvements	857	2,621
Vehicles		—
Less Accumulated Depreciation	(3,487)	(11,879)

TOTAL PROPERTY & EQUIPMENT	228	2,831

OTHER ASSETS
Loans to Insiders	—	—
Other Assets (attach schedule)	20,451	26,345

TOTAL OTHER ASSETS	20,451	26,345

TOTAL ASSETS	27,331	51,271

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	452	—
Taxes Payable (refer to ..)		—
Wages Payable	257	—
Notes Payable		—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees		—
Amounts Due to Insiders		—
Other Postpetition Liabilities (attach schedule)	197	—

TOTAL POST-PETITION LIABILITIES	906	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	18,116	15,883
Priority Debt	—	—
Unsecured Debt Including intercompany		13,301
Unsecured Debt Payable to subsidiaries	(200,337)	8,147
Subsidiaries Investment	16,947	16,699

TOTAL PRE-PETITION LIABILITIES	(165,274)	54,030

TOTAL LIABILITIES	(164,368)	54,030

OWNER EQUITY
Capital Stock	214	214
Additional Paid-In Capital	432,786	317,116
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(234,372)	(318,775)
Retained Earnings - Postpetition	(6,929)	—
Adjustments to Owner Equity (attach schedule)		(1,314)
Post-Petition Contributions (Distributions) (Draws)	—	—
Net Owner Equity	191,699	(2,759)

TOTAL LIABILITIES AND OWNERS’ EQUITY	27,331	51,271

Insider is defined in 11 U.S.C. Section 101(31)	0

Please Note that the Decrease in AR, Inventory, Prepaids, Fixed Assets and other assets is due to the sale of SEG

Also the unsecured Debt dropped because of the Sale of SEG and them assuming some cure liability

MOR-4

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

ASSETS
Other Current Assets

Other Assets
Capitalized software	2,159	3,684
Patents	127	202
Deposits	12	153
Employee Loans		2
Other Non Current Assets	14,364	620
Loan refinance closing cost	2,799	5,313
Goodwill	990	990
Investment in subsidiaries		15,381

Total	20,451	26,345

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Received not invoiced	3
Accrued Warranty
Accrued Royalty
Accrued Sales Return
Customer Advances
Other AP
Other Accrued Liability
Other - Fringe benefit	194
Deferred Gross Profit

Total	197

Adjustments to Owner Equity
Minimum pension obligation	(583)	(583)
Cumulative Translation Adjustment	(765)	(731)

Total	(1,348)	(1,314)

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR-4

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	May. 31, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	—	20,376	20,376	5/26/05	Filed by ADP	—
FICA-Employee	—	11,275	11,275	5/26/05	Filed by ADP	—
FICA-Employer	—	11,275	11,275	5/26/05	Filed by ADP	—
Unemployment	—	2	2	5/26/05	Filed by ADP	—
Income	—	—	—			—
Other	—	—	—			—

Total Federal Taxes	—	42,928	42,928			—

State and Local
Income Tax Withholding	—	3,063	3,063	5/26/05	Filed by ADP	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	87	87	5/26/05	Filed by ADP	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other:	—	—	—			—

Total State and Local	—	3,150	3,150			—

Withholding for Employee Healthcare	—	—	—			—
Premiums, Pensions & Other Benefits	—	12,197	12,197	5/31/05		—

Total Taxes	—	15,347	15,347			—

SUMMARY OF UNPAID POST-PETITION DEBTS (IN THOUSANDS)

Attach aged listing of accounts payables

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	332	1	8	—	110	452
Wages Payable	257	—	—	—	—	257
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	589	1	8	—	110	708

Explain how and when the Debtor intends to pay any past-due post-petition debts.

We intend to pay past-due amounts within the next month out of operating cash.

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR-5

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151 -JMD
Debtor	Reporting Period	May.31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	2,856
+ Amounts billed during the period*	1,494
- Amounts collected during the period**	1,517
Total Accounts Receivable at the end of the reporting period	2,833

ACCOUNTS RECEIVABLE AGING	Amount
Current	2,264
31- 60 days old	360
61- 90 days old	65
91+ days old	144
Total Accounts Receivable	2,833
Amount considered uncollectible (Bad Debt)	(325)
Accounts Receivable (Net)	2,508

*	Include vendor activity
**	Include intercompany non cash payments $140K

MOR-6

9/04

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Auto Image ID. Inc.	Case No.	04-14152-JMD
		Reporting Period	May. 31, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X

Schedule of Cash Receipts and Disbursements	MOR-2	X

Copies of Debtor’s Bank Reconciliations		N/A

Copies of Debtor’s Bank Statements		N/A

Copies of Cash Disbursements Journals		N/A

Statement of Operations	MOR-3	X

Balance Sheet	MOR-4	X

Schedule of Post-Petition Liabilities	MOR-5	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		N/A

Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Frederick H. Van Alstyne	6/30/2005
Signature of Authorized individual*	Date
FREDERICK H.VAN ALSTYNE	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	N/A

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	N/A

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

MOR-1

9/04

Auto Image ID. Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	0				0

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)
CASH - END OF MONTH	0				0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

MOR-2

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	15	88
Net Profit(Loss) Before Other Income & Expenses	(15)	(88)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	81	530
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	(96)	(618)
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain(Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit(Loss)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR-3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	—	—

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

TOTAL PROPERTY & EQUIPMENT		—

OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	750	839

TOTAL OTHER ASSETS	750	839

TOTAL ASSETS	750	839

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	529

TOTAL POST-PETITION LIABILITIES	529	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt *	9,534	9,534

TOTAL PRE-PETITION LIABILITIES	9,534	9,534

TOTAL LIABILITIES	10,063	9,534

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(8,695)	(8,695)
Retained Earnings - Postpetition	(618)
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)

Net Owner Equity	(9,313)	(8,695)

TOTAL LIABILITIES AND OWNERS’ EQUITY	750	839

Insider is defined in 11 U.S.C. Section 101(31)

*	Includes $4,451,193 of Robotic Vision Systems, Inc. debt incurred in the acquisition of Auto Image ID, Inc. For accounting purposes, this debt has been reflected in the books and records of Auto Image ID, Inc.

MOR-4

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets

Other Assets
Goodwill	343	343
Technology	407	496

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Accrued Interest	529
Intercompany
Intercompany investment in subs

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR-4

9/04

Auto Image ID. Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits

Total Taxes	0					0

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	0					0

Explain how and when the Debtor Inlands to pay any past - due post-petition debts.

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

*	“insider” is defined in 11 U.S.C. Section 101(31).

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	May. 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	0

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 + days old
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	0

MOR-6

9/04